                                                                    EXHIBIT 24.1

                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lisa R. Lundsten as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Residential Funding Mortgage
Securities I, Inc. (the "Registrant")), to sign this Registration Statement on
Form S-3 (including any Pre-effective amendments) and any or all amendments thereto (including post-effective amendments) of the Registrant under the
Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, granting unto said attorney-in- fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE                  TITLE                            DATE
---------                  -----                            ----

/s/ Bruce J. Paradis       Director and President           January 20, 2006
------------------------   Executive Officer
Bruce J. Paradis           (Principal Executive Officer)

/s/ Kenneth M. Duncan      Acting Chief Financial Officer   January 20, 2006
------------------------   (Principal Financial Officer)
Kenneth M. Duncan

/s/ Ralph T. Flees         Controller (Principal            January 20, 2006
------------------------   Accounting Officer)
Ralph T. Flees

/s/ Davee L. Olson         Director                         January 20, 2006
------------------------
Davee L. Olson